Supplement dated July 7, 2006 to the Prospectus

               Claymore Securities Defined Portfolios, Series 241,
             242, 245, 248, 256, 258, 264, 269, 271, 272, 274, 275,
             278, 279, 282, 284, 289, 290, 291, 292, 293, 296, 299,
                300, 301, 302, 303, 305, 306, 307, 308, 309, 310

   Notwithstanding anything to the contrary in the Prospectus, sales charge reductions for large purchases are computed solely on a dollar basis. Number of units purchased, at any point of purchase, will not be taken into consideration. Additionally, notwithstanding anything to the contrary in the Prospectus, broker-dealer concession distribution levels will be applied as a percent of the unit price per transaction at the time of the transaction, and not on a unit basis.